UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2005
                                                         ----------------

                                 SMARTPROS LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


             Delaware                    001-32300              13-4100476
----------------------------------  --------------------  ----------------------
 (State or other jurisdiction of        (Commission           (IRS Employer
          incorporation)                File Number)        Identification No.)



             12 Skyline Drive
            Hawthorne, New York                                  10532
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  (Address Of Principal Executive Office)                      (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 9, 2005, we issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference, announcing our financial results for the three and nine month periods ended September 30, 2005 (the "November 9th Press Release").

ITEM 8.01: OTHER MATTERS.

         On November 8, 2005, our Board of Directors approved the repurchase of up to $750,000 of our common stock in the open market. The timing and exact number of shares purchased will be determined at our discretion and will depend on market conditions. All repurchases will be funded from existing cash. Currently, SmartPros has approximately 5.1 million shares of common stock outstanding. The share buy-back program will begin after December 1, 2005 and will be completed or cancelled within 12 months. Disclosure of the program was included in the November 9th Press Release which is attached hereto as Exhibit
99.1 and is incorporated by reference.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

    (c) EXHIBITS.


         EXHIBIT
           NO.                        DESCRIPTION
           ---                        -----------

           99.1 Press release, dated November 9, 2005, announcing financial results for the quarter ended September 30, 2005 and the share buy-back program.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             SmartPros Ltd.

Dated:   November 9, 2005                    By:      /s/ Allen S. Greene
                                                 -------------------------------
                                                 Allen S. Greene,
                                                 Chief Executive Officer